Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Enzon Pharmaceuticals, Inc. (the Company) for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ana Stancic, Chief Operating Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2011	/s/Ana Stancic

Ana Stancic
Executive Vice President,
Chief Operating Officer,
Principal Executive Officer and
Chief Financial Officer